EXHIBIT 99.1


Contact:
Thomas A. Klemens                                      NEWS    FOR
Sr. Executive Vice President &                                 IMMEDIATE
Chief Financial Officer                                        RELEASE
(714) 800-4401



                     THE FIRST AMERICAN CORPORATION REPORTS
                       RESULTS FOR THE THIRD QUARTER 2004

SANTA ANA, Calif., Oct. 27, 2004 - The First American Corporation (NYSE: FAF), the nation's largest data provider, today announced results for the third quarter ended Sept. 30, 2004:

                                            Three Months Ended                        Nine Months Ended
                                              September 30                               September 30
                                     -----------------------------------    -----------------------------------
                                           2004              2003                 2004                 2003
                                     -----------------------------------    -----------------------------------
Total revenues                       $ 1.72 billion    $ 1.72 billion      $ 4.92 billion      $ 4.60 billion

Income before income taxes
    and minority interests           $202.0 million    $260.8 million      $532.3 million      $664.0 million
Net income                           $107.2 million    $141.8 million      $278.7 million      $356.9 million
Net income per diluted share                  $1.17             $1.62               $3.07              $4.15


Summary of Operations

     "The third quarter produced strong results despite a declining volume of mortgage applications, particularly from refinance activity, when compared with the record-setting third quarter of 2003," stated Parker S. Kennedy, chairman and chief executive officer of The First American Corporation. "This decline in refinance activity was offset, in part, by continued strength in the residential resale and new home sale markets.

     "We experienced strong order counts in the third quarter, and with recent mortgage interest rates hitting 6-month lows, this trend should have a positive impact on First American's fourth quarter operating results.

     "Key acquisitions during the quarter included Basis100, which made First American Real Estate Solutions the number one supplier of automated valuation models; and Matrix Asset Management, which completes First American's full suite of default outsourcing services."

                                    - more -

First American Reports Results for the Third Quarter 2004
Page 2-2-2


Quarterly Financial Highlights

Financial Services Group:

     o    Revenues for the third quarter 2004 were $1.30 billion, a decrease of
          2.3 percent when compared with record-setting revenues of $1.33 billion for the third quarter of 2003.

     o Pretax income was $131.8 million, a decrease of 26.5 percent when compared with the record-setting $179.2 million in the prior year quarter.

     o Pretax margins declined to 10.1 percent compared with 13.5 percent for the third quarter 2003.

Information Technology Group:

     o Revenues for the third quarter 2004 were $415.3 million, an increase of 8.3 percent compared with record-setting revenues of $383.6 million for the third quarter of 2003.

     o Pretax income was $105.3 million, a decrease of 3.6 percent when compared with the record-setting third quarter 2003 income of $109.2 million.

     o Pretax margins declined to 25.4 percent compared with 28.5 percent for the third quarter 2003.

Strategic Focus and Outlook

         Kennedy added: "We will continue to pursue our key initiatives to maintain strong profits despite a weaker mortgage application market. These initiatives, which differentiate First American from the other information providers, and create opportunities for margin expansion, include First American's bundling alternatives of multiple products and services to the mortgage industry, FAST technology to enhance production efficiencies and streamline information, and strategic acquisitions to expand data capabilities and to increase market share."

Teleconference/Webcast

         First American's third quarter results will be discussed in more detail on Wednesday, Oct. 27, 2004, at 10 a.m. EDT, via teleconference. The dial-in number is (888) 955-3516 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web site at www.firstam.com/investor. An audio replay of the conference call will be available through Nov. 2, 2004, by dialing (402) 220-2070. An audio archive of the call will also be available for replay on First American's Web site.

                                    - more -

First American Reports Results for the Third Quarter 2004
Page 3-3-3


About First American

         The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's largest data provider, the company supplies businesses and consumers with information resources in connection with the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within six primary business segments, including: Title Insurance and Services, Specialty Insurance, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $6.21 billion in 2003, First American has 29,000 employees in approximately 1,800 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.


         Forward Looking Statements

         Certain statements made in this press release, including those related to 2004 fourth quarter operating results and key initiatives, are forward looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2003, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.








                       (Additional Financial Data Follows)

                                    - more -

First American Reports Results for the Third Quarter 2004
Page 4-4-4


                                                                 Summary of Earnings
                                                      (in thousands, except per share amounts)

                                                                 Three Months Ended                     Nine Months Ended
                                                                    September 30                           September 30
                                                            ------------------------------       -------------------------------
                                                                2004               2003             2004               2003
                                                            ------------------------------       -------------------------------
Total revenues                                              $1,721,485         $1,716,742        $4,919,309          $4,601,648
Income before income taxes and minority interests           $  202,005         $  260,759        $  532,326          $  664,005
Income taxes                                                $   70,800         $   92,100        $  187,500          $  231,200
Minority interests                                          $   23,990         $   26,812        $   66,129          $   75,902
Net income                                                  $  107,215         $  141,847        $  278,697          $  356,903
Net income per share:
    Basic                                                        $1.21              $1.83             $3.27               $4.69
    Diluted                                                      $1.17              $1.62             $3.07               $4.15
Weighted average shares outstanding:
    Basic                                                       88,595             77,660            85,330              76,080
    Diluted                                                     91,594             88,395            91,414              87,155


                                                       Summary Balance Sheet Information
                                                    (in thousands, except per share amounts)

                                                                                                  September 30    December 31
                                                                                                -------------------------------
                                                                                                       2004          2003
                                                                                                -------------------------------
Total stockholders' equity                                                                       $2,381,308          $1,879,520
Book value per share                                                                                 $26.79              $23.84


                                       Summary Title Insurance Order Counts
                                              From Direct Operations

                                                                                                          Three Months Ended
                                                                                                              September 30
                                                                                                  -------------------------------
                                                                                                       2004               2003
                                                                                                  -------------------------------
Title orders opened:
     July                                                                                           214,500             263,800
     August                                                                                         219,200             188,700
     September                                                                                      217,800             173,600
                                                                                                  -------------     -------------
          Third quarter total                                                                       651,500             626,100
                                                                                                  =============     =============
Title orders closed:
     July                                                                                           164,100             217,900
     August                                                                                         167,700             197,900
     September                                                                                      162,300             173,500
                                                                                                  -------------     -------------
          Third quarter total                                                                       494,100             589,300
                                                                                                  =============     =============

                      (Additional Financial Data Follows)


                                    - more -

First American Reports Results for the Third Quarter 2004
Page 5-5-5



                                                                    Selected Financial Data
                                                                    unaudited, in thousands)

                                                             Three Months Ended                    Nine Months Ended
                                                                  September                            September
                                                      ----------------------------------   ----------------------------------
                                                           2004              2003               2004              2003
                                                      ----------------------------------   ----------------------------------
RESULTS OF OPERATIONS

Revenues
  Operating revenues                                  $     1,680,887   $     1,670,923    $    4,811,518    $     4,469,233
  Investment and other income                                  35,541            40,058            98,685            112,522
  Net realized investment gains                                 5,057             5,761             9,106             19,893
                                                      ----------------  ----------------   ---------------   ----------------
                                                            1,721,485         1,716,742         4,919,309          4,601,648
                                                      ----------------  ----------------   ---------------   ----------------
Expenses
  Salaries and other personnel costs                          545,294           490,152         1,553,691          1,337,138
  Premiums retained by agents                                 458,750           477,504         1,341,486          1,251,997
  Other operating expenses                                    358,694           348,528         1,071,971            969,719
  Provision for title losses and other claims                  97,975            89,464           255,082            236,106
  Depreciation and amortization                                32,981            27,134            93,677             79,704
  Premium taxes                                                13,324            14,348            38,954             36,814
  Interest                                                     12,462             8,853            32,122             26,165
                                                      ----------------  ----------------   ---------------   ----------------
                                                            1,519,480         1,455,983         4,386,983          3,937,643
                                                      ----------------  ----------------   ---------------   ----------------
Income before income taxes and minority interests     $       202,005   $       260,759    $      532,326    $       664,005
                                                      ================  ================   ===============   ================

OPERATING REVENUES

Financial Services
 Title Insurance and Services:
  Direct operations                                         $ 645,203         $ 654,861       $ 1,820,654    $     1,721,134
  Agency operations                                           569,956           589,632         1,661,104          1,547,386
                                                      ----------------  ----------------   ---------------   ----------------
                                                            1,215,159         1,244,493         3,481,758          3,268,520
 Specialty Insurance                                           61,617            55,180           159,956            152,213
                                                      ----------------  ----------------   ---------------   ----------------
                                                            1,276,776         1,299,673         3,641,714          3,420,733
                                                      ----------------  ----------------   ---------------   ----------------
Information Technology

  Mortgage Information                                        171,698           163,473           494,282            459,837
  Property Information                                        100,181            97,952           291,683            278,254
  Credit Information                                           60,322            62,200           185,686            193,844
  Screening Information                                        71,910            47,625           198,153            116,565
                                                      ----------------  ----------------   ---------------   ----------------
                                                              404,111           371,250         1,169,804          1,048,500
                                                      ----------------  ----------------   ---------------   ----------------
Total operating revenues                              $     1,680,887   $     1,670,923    $    4,811,518    $     4,469,233
                                                      ================  ================   ===============   ================

INCOME BEFORE INCOME TAXES AND
 MINORITY INTERESTS

Financial Services
  Title Insurance and Services                        $       123,509   $       170,438    $      322,583    $       402,682
  Specialty Insurance                                           8,334             8,741            32,431             22,821
                                                      ----------------  ----------------   ---------------   ----------------
                                                              131,843           179,179           355,014            425,503
                                                      ----------------  ----------------   ---------------   ----------------
Information Technology
  Mortgage Information                                         52,690            64,733           131,029            173,183
  Property Information                                         30,309            26,976            90,782             82,809
  Credit Information                                           15,172            14,987            42,192             59,565
  Screening Information                                         7,177             2,525            13,816              6,258
                                                      ----------------  ----------------   ---------------   ----------------
                                                              105,348           109,221           277,819            321,815
                                                      ----------------  ----------------   ---------------   ----------------
Total before corporate expenses and
 minority interest                                            237,191           288,400           632,833            747,318
  Corporate expense                                            35,186            27,641           100,507             83,313
                                                      ----------------  ----------------   ---------------   ----------------
Income before income taxes and minority interests     $       202,005   $       260,759    $      532,326    $       664,005
                                                      ================  ================   ===============   ================

                                    - more -

First American Reports Results for the Third Quarter 2004
Page 6-6-6

                                                                              Segment Margins
                                                                                (unaudited)
                                                                     (in thousands, except percentages)

                                                                    Three Months Ended September 30
                                  --------------------------------------------------------------------------------------------------
                                           Total revenues                       Pretax (A)                       Margins
                                  ----------------------------------   -----------------------------   -----------------------------
                                       2004              2003              2004            2003            2004           2003
                                  ----------------  ----------------   -------------   -------------   -------------  --------------
Financial Services

  Title Insurance and Services    $     1,237,763   $     1,273,195    $    123,509    $    170,438           10.0%           13.4%
  Specialty Insurance                      64,838            58,524           8,334           8,741           12.9%           14.9%
                                  ----------------  ----------------   -------------   -------------   -------------  --------------
                                  $     1,302,601   $     1,331,719    $    131,843    $    179,179           10.1%           13.5%
                                  ================  ================   =============   =============   ============== ==============

Information Technology

  Mortgage Information            $       174,508   $       166,624    $     52,690    $     64,733           30.2%           38.8%
  Property Information                    106,396           105,001          30,309          26,976           28.5%           25.7%
  Credit Information                       62,450            64,354          15,172          14,987           24.3%           23.3%
  Screening Information                    71,936            47,644           7,177           2,525           10.0%            5.3%
                                  ----------------  ----------------   -------------   -------------   -------------  --------------
                                  $       415,290   $       383,623    $    105,348    $    109,221           25.4%           28.5%
                                  ================  ================   =============   =============   ============== ==============


                                                                   Nine Months Ended September 30
                                  --------------------------------------------------------------------------------------------------
                                           Total revenues                       Pretax (A)                       Margins
                                  ----------------------------------   -----------------------------   -----------------------------
                                       2004              2003              2004            2003            2004           2003
                                  ----------------  ----------------   -------------   -------------   -------------  --------------
Financial Services

  Title Insurance and Services    $     3,542,755   $     3,338,623    $    322,583    $    402,682            9.1%           12.1%
  Specialty Insurance                     170,556           161,170          32,431          22,821           19.0%           14.2%
                                  ----------------  ----------------   -------------   -------------   -------------  --------------
                                  $     3,713,311   $     3,499,793    $    355,014    $    425,503            9.6%           12.2%
                                  ================  ================   =============   =============   ============== ==============

Information Technology

  Mortgage Information            $       501,214   $       469,438    $    131,029    $    173,183           26.1%           36.9%
  Property Information                    310,266           297,599          90,782          82,809           29.3%           27.8%
  Credit Information                      192,709           214,181          42,192          59,565           21.9%           27.8%
  Screening Information                   198,295           116,636          13,816           6,258            7.0%            5.4%
                                  ----------------  ----------------   -------------   -------------   -------------  --------------
                                  $     1,202,484   $     1,097,854    $    277,819    $    321,815           23.1%           29.3%
                                  ================  ================   =============   =============   ============== ==============


(A) - Income before income tax, minority interest and corporate expenses

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